Exhibit 10.21

COURSERA, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT is made as of the 7th day of July, 2020, by and among Coursera, Inc., a Delaware corporation (f/k/a Dkandu, Inc., the “Company”), the investors listed on Exhibit A hereto (the “Investors”) and Future Fund Investment Company No.4 Pty Ltd (the “FF Beneficial Investor”).

RECITALS

WHEREAS, the Company, the FF Beneficial Investor and certain of the Investors are parties to that certain Amended and Restated Investors’ Rights Agreement dated April 23, 2019 (the “Prior Agreement”);

WHEREAS, Section 3.7 of the Prior Agreement provides that any term of the Prior Agreement may be amended with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding;

WHEREAS the Company and the undersigned Investors, which hold the requisite number shares set forth in the preceding recital, have agreed to amend and restate the Prior Agreement in its entirety as set forth in this Agreement;

WHEREAS, the Company and certain of the Investors are parties to that certain Series F and Series F-1 Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”); and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce such Investors to purchase shares of Series F Preferred Stock of the Company (the “Series F Preferred Stock”) and/or Series F-1 Preferred Stock of the Company (the “Series F-1 Preferred Stock”) pursuant to the Purchase Agreement, the undersigned Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors and certain other matters as set forth herein.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. For purposes of this Section 1:

(a) The term “Act” means the Securities Act of 1933, as amended.

(b) The term “Board Voting Preferred Stock” shall mean the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock, Series E Preferred Stock and Series F Preferred Stock.

(c) The term “Common Stock” means outstanding shares of the Company’s common stock.

(d) The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(e) The term “Holder” means any person or entity, in each case who or that is a party to this Agreement, owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

(f) The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(g) The term “Preferred Stock” shall mean the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series F-1 Preferred Stock.

(h) The term “Qualified Public Offering” shall mean a firm-commitment, underwritten public offering registered under the Act, other than a registration relating solely to a transaction under Rule 145 under the Act (or any successor thereto) or to an employee benefit plan of the Company, at a public offering price that results in aggregate proceeds to the Company (before payment of any underwriters’ discounts and expenses relating to the issuance) of at least $50,000,000.

(i) The term “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(j) The term “Registrable Securities” means: (i) any Common Stock issuable or issued upon conversion of the Preferred Stock, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock referenced in (i) above, excluding, however, any Registrable Securities sold by a person in a transaction in which such person’s rights under this Section 1 are not assigned.

(k) The number of shares of “Registrable Securities then outstanding” shall mean the number of shares of Common Stock that are Registrable Securities and (i) are then issued and outstanding or (ii) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

(l) The term “SEC” shall mean the Securities and Exchange Commission

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1.2 Request for Registration.

(a) If the Company shall receive at any time subsequent to the earlier of (i) three years from the date of this Agreement or (ii) 180 days following the completion of a Qualified Public Offering, a written request from the Holders of more than 50% of the Registrable Securities then outstanding, that the Company file a registration statement under the Act covering the registration of Registrable Securities having an aggregate offering price to the public of not less than $10,000,000, then the Company shall:

(i) within 20 days of the receipt thereof, give written notice of such request to all Holders; and

(ii) use its commercially reasonable efforts to effect as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered, subject to the limitations of subsections 1.2(b) and 1.2(c).

(b) If the Holders initiating the registration request under Section 1.2(a) above (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a)(i). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(d)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company and the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities held by Holders to be included in such underwriting shall not be reduced unless all securities other than Registrable Securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer taking action with respect to such filing for a period not to exceed 120 days after receipt of the request of the Initiating Holders (the “Hold Period”); provided, however, that the Company

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may not utilize this right more than once in any 12 month period and provided further, that the Company shall not register any securities for the account of itself or any other stockholder during such Hold Period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected two registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

(ii) Within 180 days after a Qualified Public Offering;

(iii) During the period starting with the date 60 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective and the Company delivers notice of such intent to the Initiating Holders within 30 days of the registration request; or

(iv) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register for its own account any of its capital stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered or an SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder written notice of such registration. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall within 20 days after mailing of such notice by the Company in accordance with Section 3.5, so notify the Company in writing, and the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

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(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 120 days or until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120 day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, such 120 day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (x) includes any prospectus required by Section 10(a)(3) of the Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (x) and (y) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, except as may be required by the Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

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(g) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Furnish, at the request of a majority in interest of the Holders requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

1.6 Expenses of Demand Registration. All expenses (other than underwriting discounts and commissions, Blue Sky fees and stock transfer taxes) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and expenses of one special counsel for the selling stockholders (selected by the Holders of a majority of the Registrable Securities included in such registration) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

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1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filings and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and expenses of one special counsel for the selling stockholders (selected by the Holders of a majority of the Registrable Securities included in such registration) but excluding underwriting discounts and commissions, Blue Sky fees and stock transfer taxes.

1.8 Underwriting Requirements. If a registration statement for which the Company gives notice pursuant to Section 1.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any Holder’s Registrable Securities to be included in a registration pursuant to Section 1.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated first, to the Company, second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based upon the total number of Registrable Securities then held by each such Holder and third, to any other stockholders participating in such registration; provided, however, that no exclusion of such Holders’ Registrable Securities shall be made unless all other stockholders’ securities are first excluded, and provided further, that in any underwriting that is not in connection with the Company’s initial public offering, the number of shares of Registrable Securities included in the offering shall not be reduced below 25% of the total number of securities included in such offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 20 business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a venture capital fund, partnership or corporation, the Affiliates of Holder shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

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(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and stockholders of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or in any free writing prospectus, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter, controlling person or other aforementioned person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this subsection 1.10(b), which combined with any amounts paid in contribution pursuant to subsection 1.10(d), exceed the net proceeds from the offering received by such Holder.

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(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.10(b), shall exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that the foregoing provisions shall control as to any matter provided for or addressed in such provisions that is not provided for or addressed in such underwriting agreement.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, termination of this Agreement or any provision(s) hereof, and otherwise.

1.11 Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

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(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed under the 1934 Act by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.12 Form S-3 Registration. If the Company shall receive from any Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $3,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at

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such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period not to exceed 120 days after receipt of the request of the Holder or Holders under this Section 1.12 (the “S-3 Hold Period”); provided, however, that the Company shall not utilize this right more than once in any twelve month period and provided further, that the Company shall not register any securities for the account of itself or any other stockholder during such S-3 Hold Period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered; (iv) if the Company has, within the 12 month period preceding the date of such request, already effected two (2) registrations pursuant to this Section 1.12; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.12 and the Company shall include such information in the written notice referred to in Section 1.12(a). The provisions of Section 1.2(b) shall be applicable to such request (with the substitution of Section 1.12 for references to Section 1.2).

(d) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with all registrations requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printers’ and accounting fees and the reasonable fees and disbursements of one special counsel for the selling stockholders, but excluding any underwriters’ discounts or commissions, Blue Sky fees and stock transfer taxes, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as registrations effected pursuant to Sections 1.2 or 1.3.

1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.15 below; (c) following such transfer, the transferee holds at least 2% of the Registrable Securities then outstanding; provided, however, that transfers or assignments to Affiliates shall be without restriction as to the minimum number of shares to be transferred; and (d) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

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1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3 or 1.12 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder’s securities will not reduce the amount of the Registrable Securities of the Holders that is included or (b) to make a demand registration.

1.15 “Market Stand-Off” Agreement. Each Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company (such period of duration not to exceed 180 days after the consummation of the initial firm commitment underwritten public offering of the Company’s securities (the “IPO”) which period shall be subject to extension as necessary to comply with applicable rules promulgated by the Financial Industry Regulatory Authority (FINRA)), following the effective date of the registration statement of the Company filed under the Act in connection with the IPO, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company during such period except Common Stock included in such registration; provided, however, that all executive officers, directors and holders of at least 1% of the outstanding capital stock of the Company enter into similar agreements; provided further, that in the event any executive officer, director or holder of at least 1% of the outstanding capital stock of the Company is released from the provisions set forth in this Section 1.15, then each Major Investor shall be similarly released.

Each Investor hereby agrees that it will enter into the underwriter’s standard lock-up agreement containing restrictions similar to those set forth in this Section 1.15. In addition, in order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

Notwithstanding the foregoing, the obligations described in this Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction.

1.16 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of:

(a) five years following the consummation of a Qualified Public Offering, or

(b) as to any Holder, such time after the IPO as (i) such Holder, together with all of its affiliates as determined pursuant to SEC Rule 144, holds less than 1% of the Company’s then-outstanding capital stock, and (ii) all Registrable Securities held by such Holder (together with any affiliates of such Holder with whom such Holder must aggregate its sales under SEC Rule 144) can be sold in any three-month period without registration under SEC Rule 144.

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2. Covenants of the Company.

2.1 Delivery of Financial Statements. The Company shall deliver to (i) each Investor, excluding University of Pennsylvania, for so long as such Investor (together with its Affiliates) holds at least 2,000,000 shares of Preferred Stock (as adjusted for any stock dividends, combinations, splits or the like with respect to such shares) and (ii) each of International Finance Corporation (“IFC”) and G Squared Coursera LLC (“G Squared”), for so long as IFC and G Squared (each together with its respective Affiliates) each holds at least 400,000 shares of Preferred Stock (as adjusted for any stock dividends, combinations, splits or the like with respect to such shares) (each of the entities and individuals described in 2.1(i) and/or (ii) being a “Major Investor”):

(a) as soon as practicable after the end of each fiscal year of the Company and in any event within 180 days after the end of each fiscal year (subject to extension by the Board, including the affirmative approval of each Preferred Director (as defined below)), an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, a statement of stockholder’s equity as of the end of such year and a statement of cash flows for such fiscal year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”) and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b) as soon as practicable after the end of each fiscal quarter of the Company and in any event within 45 days after the end of each such fiscal quarter, an unaudited income statement, balance sheet and statement of cash flows for and as of the end of such quarter, such unaudited financial statements to be in reasonable detail, including cumulative year to date balances and prepared in accordance with GAAP;

(c) as soon as practicable, but in any event at least 30 days prior to the end of each fiscal year, the Company will provide a draft budget and business plan (the “Business Plan”) forecasting the Company’s revenues, expenses and cash position on a month-to-month basis for the next fiscal year and updated forecasts within 30 days after the end of each second fiscal quarter of the Company; and

(d) as soon as practicable after the end of each fiscal quarter of the Company and in any event within 45 days after the end of each such fiscal quarter, the Company’s capitalization table.

Where the Company consolidates the accounts of any subsidiary with those of the Company, all such information referred to in paragraphs (a) – (d) above shall be the consolidated and consolidating statements and reports of the Company and all such consolidated subsidiaries.

2.2 Inspection Rights. The Company shall permit each Major Investor, at such Major Investor’s expense and upon reasonable notice from such Major Investor, to visit and inspect the Company’s properties, to examine its minutes, books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Major Investor; provided, however, that the Company shall not be obligated under this Section 2.2 to provide to a Major Investor information that it deems in good faith (after consultation with such Major Investor) to be a trade secret or similar confidential or proprietary information; provided, further, that with respect to confidential information, the Company shall use commercially reasonable efforts to redact any confidential information in order to provide such access.

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2.3 Termination of Information Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect (i) upon the consummation of a Qualified Public Offering or (ii) upon a Liquidation Event (as such term is defined in the Company’s then-existing Certificate of Incorporation (the “Restated Certificate”)) pursuant to which Major Investors sell, transfer or otherwise dispose of all of their shares, in which the consideration received by the Investors is in the form of cash and/or freely-tradeable marketable securities, whichever event shall first occur.

2.4 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4 only, a Major Investor includes (i) any partners, members, Affiliates and Affiliated venture funds of a Major Investor as defined in Section 2.1 above, including any mutual fund or account managed by any Major Investor’s investment advisor or its Affiliate and (ii) each of the University of Pennsylvania and California Institute of Technology for so long as such applicable Investor holds at least 1,400,000 shares of Series A Preferred Stock (as adjusted for any stock dividends, combinations, splits or the like with respect to such shares). A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, retired partners, members, former members and Affiliates in such proportions as it deems appropriate. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) Within 20 calendar days after giving of the Notice, each Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued upon conversion of shares of the Preferred Stock then held, plus any shares of Common Stock issuable upon conversion of the Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all outstanding convertible securities, options, warrants and other rights to acquire capital stock of the Company). The Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it under this Section 2.4 (each, a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the 10 day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued upon conversion of shares of Preferred Stock held, or issuable upon conversion of all Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued upon conversion of shares of Preferred Stock held, plus any shares of Common Stock issuable upon conversion of all Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

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(c) If all Shares that Major Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 90 day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 90 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) The right of first offer in this Section 2.4 shall not be applicable to the issuance of any securities excluded from the definition of “Additional Shares of Common Stock” under Article IV(C), Section 5(e)(i)(4)(A)-(H) of the Restated Certificate or any shares of Series F Preferred Stock and Series F-1 Preferred Stock issued pursuant to the terms of the Purchase Agreement.

(e) The right of first offer set forth in this Section 2.4 may not be assigned or transferred, except that (i) such right is assignable by each Major Investor to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Major Investor, (ii) such right is assignable between and among any of the Major Investors, (iii) such right is assignable by a Major Investor that is a venture capital fund to an Affiliate (iv) such right is assignable to a holder of at least 2,000,000 shares of Registrable Securities (as adjusted for any stock dividends, combinations, splits or the like with respect to such shares) and (v) such right is assignable by a Future Fund Investor (as defined below) to a Permitted Future Fund Transferee.

2.5 Common Stock and Vesting. Any stock option grants shall require the approval of the Board or any duly authorized committee thereof, in either case including the affirmative vote of at least one of the directors elected by the holders of the Board Voting Preferred Stock (the “Preferred Directors”). Unless otherwise approved by the Board or any duly authorized committee thereof, in either case, including the affirmative vote of at least one of the Preferred Directors, all stock options and other stock equivalents issued on or after the date of this Agreement to employees, consultants or contractors of the Company shall be subject to vesting as follows: (a) 25% of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person’s services commencement date with the Company, and (b) 75% of such stock shall vest over the remaining three years in equal increments on a monthly basis. To the extent exercise prior to vesting is permitted, the Company shall retain a repurchase right pursuant to which the Company shall be entitled to repurchase, at the lesser of cost or fair market value, any unvested shares upon the holder’s ceasing to provide services to the Company.

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2.6 Employee Option Pool. Any future increase in the number of shares of Common Stock reserved for issuance under the stock option pool or the adoption of any new employee equity incentive scheme will require approval of the Board (including the affirmative vote of two Preferred Directors, or alternatively in lieu of the vote of the two Preferred Directors, the vote of a majority of the Preferred Stock, voting together as a single class on an as-converted to Common Stock basis).

2.7 Directors’ and Officers’ Liability Insurance; Cybersecurity Insurance. The Company shall maintain its (i) currently existing directors’ and officers’ liability insurance and (ii) currently existing cybersecurity insurance, each with terms and policy limits satisfactory to the Board of Directors, including at least one of the Preferred Directors, from time to time. In the event the Company effects a Liquidation Event and the Company is not the surviving entity, the Company will require as condition to the consummation of the Liquidation Event that the successor of the Company assumes the Company’s obligations to maintain directors’ and officers’ liability insurance as provided in this Section 2.7.

2.8 Employee Agreements. Each current and future employee and consultant of the Company shall enter into a confidentiality and invention assignment agreement or consulting agreement providing that (i) he or she is either an at-will employee or a consultant of the Company, as the case may be, (ii) he or she will maintain all Company proprietary information in confidence, (iii) he or she will assign to the Company all inventions created by him or her as an employee or consultant during his or her employment or service to the Company, and (iv) he or she will not disclose any information related to the Company’s work force and will not solicit any employees from the Company for a period of at least twelve months should his employment or service to the Company be terminated for any reason.

2.9 FIRPTA Compliance.

(a) The Company hereby represents that it is not now and has never been a “United States real property holding corporation,” as defined in §897(c)(2) of the Internal Revenue Code of 1986, as amended, and Treasury Regulation §1.897-2(b), and that the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns, which are required under Treasury Regulation §1.897-2(h).

(b) The Company shall provide prompt notice to New Enterprise Associates 13, Limited Partnership (“NEA”) following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by NEA, the Company shall provide NEA with a written statement informing NEA whether NEA’s interest in the Company constitutes a United States real property interest. The Company’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to NEA shall be delivered to NEA within 10 days of NEA’s written request therefor. The Company’s obligation to furnish such written statement shall continue notwithstanding the fact that a class of the Company’s stock may be regularly traded on an established securities market or the fact that there is no preferred stock then outstanding.

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2.10 Indemnification Matters.

(a) The Company hereby acknowledges that the Preferred Directors may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and/or certain of its Affiliates (as defined below) (collectively, the “Fund Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to the Preferred Directors are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Preferred Directors are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by the Preferred Directors and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Preferred Director to the extent legally permitted and as required by the Restated Certificate or Bylaws (or any agreement between the Company and the Preferred Directors), without regard to any rights the Preferred Directors may have against the Fund Indemnitors, and, (iii) that except in the case of fraud or other criminal conduct of such Fund Indemnitors, it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of the Preferred Directors with respect to any claim for which the Preferred Directors have sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Preferred Directors against the Company.

(b) If the Company or any of its successors or assignees consolidates with or merges into any other entity and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately before such transaction, whether such obligations are contained in the Restated Certificate, Bylaws, or elsewhere, as the case may be.

2.11 FF Information Rights. As long as Future Fund Investor as custodian for FF Beneficial Investor owns shares of the Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, the Company shall promptly provide Future Fund Investor and FF Beneficial Investor copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that each of Future Fund Investor and FF Beneficial Investor shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information if access to such information could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

2.12 Confidentiality. The Company shall not be required to comply with any information rights of Section 2 in respect of any Investor who is a competitor of the Company or the Board reasonably determines in good faith (after consultation with such Investor) that a material business or legal conflict of interest exists between the Company and the Investor, provided, however that in no event shall NEA, Future Fund Investor, the FF Beneficial Investor

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or SMALLCAP World Fund, Inc. (“SMALLCAP”) be deemed a competitor of the Company for purposes of this provision. Each Investor acknowledges that any confidential information received by it from the Company pursuant to this Agreement is for its use only, and it will use reasonable care not to use any such information for any purpose (other than monitoring its investment) or reproduce, disclose or disseminate such information to any other Person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except (i) in connection with the exercise of rights under this Agreement, (ii) if the Company has made such information available to the public generally, (iii) if such Investor is required to disclose such information by a governmental authority pursuant to legal process, (iv) to any Affiliate, partner, member, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company or to any prospective purchaser of any Registrable Securities from such Investor, if such Affiliate, partner, member, subsidiary, parent or prospective purchaser is advised of and agrees to be bound by the confidentiality provisions of this Section 2.11 or similar confidentiality provisions, (v) at such time as it enters the public domain through no fault of such Investor, (vi) that is communicated to it free of any obligation of confidentiality, (vii) that is developed by such Investor or its agents independently of and without reference to any confidential information communicated by the Company, or (viii) as may otherwise be required by law, regulation, rule, court order or subpoena; provided, that, where legally permitted, the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. Notwithstanding the foregoing, in the case of any Investor that is (A) a registered investment company within the meaning of the Investment Company Act of 1940, as amended, or (B) is advised by a registered investment adviser or Affiliates thereof, such Investor may identify the Company and the value of such Investor’s security holdings in the Company in accordance with applicable investment reporting and disclosure regulations and respond to routine examinations, demands, requests or reporting requirements of a regulator or self-regulating authority without prior notice to or consent from the Company.

2.13 Termination. The covenants of the Company set forth in Section 2.4, 2.5, 2.6, 2.7 and 2.10 shall terminate (i) upon the consummation of a Qualified Public Offering, or (ii) upon a Liquidation Event, whichever event shall first occur.

3. Miscellaneous.

3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (each, a “person”) shall be deemed an “Affiliate” of or “Affiliated” with another person who, directly or indirectly, controls, is controlled by or is under common control with such person, including, without limitation, any general partner, managing member, officer or director of such person, any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such person, or any mutual fund or account

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managed by such person’s investment advisor or its affiliate. Notwithstanding the foregoing, each of 1) the Future Fund Board of Guardians; 2) any person controlling, controlled by, or under common control with, the Future Fund Board of Guardians; 3) the trustee of a trust in which all or substantially all of the beneficial interests are held directly or indirectly by the Future Fund Board of Guardians or any person controlling, controlled by, or under common control with, the Future Fund Board of Guardians; or 4) any custodian for any of the foregoing (each a “Permitted Future Fund Transferee”), shall be an Affiliate of the Future Fund Investor and the FF Beneficial Investor.

3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California, without regard to conflicts of law principles.

3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) if being sent domestically two days after being sent by registered or certified mail, return receipt requested, postage prepaid or five business days after being so sent if being sent internationally; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by 10 days advance written notice to the other parties hereto.

3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then-outstanding held by the Holders. Notwithstanding the foregoing, Section 2.4(e)(v), Section 2.10, the final sentence of Section 3.1, the final sentence of Section 3.12 and Section 3.13 shall not be amended or waived without the written consent of both the Future Fund Investor and the FF Beneficial Investor. Additionally, notwithstanding any other provision of this Agreement, (i) any provision that is

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applicable only to “Major Investors” may not be waived or amended without the approval of Major Investors holding a majority of the then-outstanding Registrable Securities then held by Major Investors (it being agreed that a waiver of the provisions of Section 2.4 with respect to a particular transaction shall be deemed to apply to all Major Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction) and (ii) no such amendment or waiver shall apply disproportionately and adversely to a Major Investor relative to other Major Investors without the written consent of that Major Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each Investor and each future holder of all such Registrable Securities and the Company; provided, however, that any amendment or waiver that either causes an Investor to cease to qualify as a Major Investor or modifies this proviso shall also require the written consent of the Investor so affected.

3.8 Severability. If any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be illegal, invalid or unenforceable, such provisions shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect.

3.9 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

3.10 Aggregation of Stock. All shares of Registrable Securities, Preferred Stock or Common Stock held or acquired by Affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated entities or persons may apportion any rights under this Agreement among themselves in their discretion.

3.11 Additional Parties. The parties hereto agree that any additional persons who become Investors under the Purchase Agreement shall become Investors under this Agreement without further action by any other Investor.

3.12 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes any and all prior understandings and agreements (including, without limitation, the Prior Agreement), whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof. Notwithstanding the foregoing, in the event of a conflict between the terms of this Agreement and the Side Letter between the Company and the Future Fund Investor and the FF Beneficial Investor, dated as of August 14, 2015, as amended and

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restated from time to time (the “Future Fund Side Letter”), the Side Letter between the Company and SEEK International Investments Pty Ltd., dated as of April 23, 2019, as amended and restated from time to time (the “SEEK Side Letter”) or the Side Letter between the Company and SMALLCAP, dated as of April 23, 2019, as amended and restated from time to time (the “SMALLCAP Side Letter”), the terms and conditions of the Future Fund Side Letter, the SEEK Side Letter or the SMALLCAP Side Letter, as applicable, will take precedence over the terms and conditions of this Agreement.

3.13 The Northern Trust Company Limitation of Liability. The Northern Trust Company (the “Future Fund Investor”) enters into and is liable under (a) this Agreement, (b) any other document or agreement which the Future Fund Investor may be required to provide under this Agreement and (c) any document or agreement executed by the Company or any other person as agent or attorney of the Future Fund Investor under this Agreement only in its capacity as custodian for the FF Beneficial Investor, and to the extent that it is actually indemnified by the FF Beneficial Investor. To the extent this Section operates to reduce the amounts for which the Future Fund Investor would otherwise be liable to any person, the FF Beneficial Investor will pay or procure the payment of such amounts to such person.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

COURSERA, INC.

By:	/s/ Anne Tuttle Cappel
Anne Tuttle Cappel
Secretary and General Counsel

Address:	381 E. Evelyn Avenue
Mountain View, CA 94041

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

NEW ENTERPRISE ASSOCIATES 13, LIMITED PARTNERSHIP

By: NEA Partners 13, Limited Partnership, its general partner
By: NEA 13 GP, LTD, its general partner

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Chief Legal Officer

NEW ENTERPRISE ASSOCIATES 17, L.P.

By: NEA Partners 17, L.P., its general partner
By: NEA 17 GP, LLP, its general partner

By:	/s/ Stephanie S. Brecher
Name: Stephanie S. Brecher
Title: General Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G SQUARED IV, LP

By:	/s/ Larry Aschebrook
Name: Larry Aschebrook
Title: Authorized Representative

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G SQUARED EQUITY MANAGEMENT LP

By:	/s/ Larry Aschebrook
Name: Larry Aschebrook
Title: Authorized Representative

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G SQUARED OPPORTUNITIES FUND I LLC

By:	/s/ Larry Aschebrook
Name: Larry Aschebrook
Title: Authorized Representative

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G SQUARED OPPORTUNITIES FUND II LLC

By:	/s/ Larry Aschebrook
Name: Larry Aschebrook
Title: Authorized Representative

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G SQUARED COURSERA LLC

By:	/s/ Larry Aschebrook
Name: Larry Aschebrook
Title: Authorized Representative

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G SQUARED COURSERA II LLC

By:	/s/ Larry Aschebrook
Name: Larry Aschebrook
Title: Authorized Representative

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G SQUARED COURSERA III LLC

By:	/s/ Larry Aschebrook
Name: Larry Aschebrook
Title: Authorized Representative

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G SQUARED OPPORTUNITIES FUND I, SERIES C-7

By:	/s/ Larry Aschebrook
Name: Larry Aschebrook
Title: Authorized Representative

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G SQUARED OPPORTUNITIES FUND I, SERIES C-6

By:	/s/ Larry Aschebrook
Name: Larry Aschebrook
Title: Authorized Representative

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G SQUARED IV, SCSp

By:	/s/ Larry Aschebrook
Name: Larry Aschebrook
Title: Authorized signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

KPCB HOLDINGS, INC., AS NOMINEE

By:	/s/ Susan Biglieri
Name: Susan Biglieri
Title: CFO

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

SURO CAPITAL CORP.

By:	/s/ Mark Klein
Name: Mark Klein
Title: Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

SMALL CAP World Fund, Inc.
By: Capital Research and Management Company, for and on behalf of SMALLCAP World Fund, Inc.

By:	/s/ Michael J. Triessl
Title: Authorized Signatory

American Funds Insurance Series – Global Small Capitalization Fund
By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Global Small Capitalization Fund

By:	/s/ Michael J. Triessl
Name: Michael J. Triessl
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INTERNATIONAL FINANCE CORPORATION

By:	/s/ Shannon W. Atkeson
Name: Shannon W. Atkeson
Title: Principal Investment Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

SEEK INTERNATIONAL INVESTMENT PTY LTD.

By:	/s/ Ronnie Fink
Name: Ronnie Fink
Title: Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

Pathway Private Equity Fund CV-B, LP
By: PPEF Management V-B LLC, its General Partner
By: Pathway Capital Management, LP, its Sole Member
By: Pathway Capital Management GP, LLC, its general partner

By:	/s/ Canyon J. Lew
Name: Canyon J. Lew
Title: Managing Director

Public Employees’ Retirement System of Nevada
By: Pathway Capital Management, LP, as Attorney-in-Fact
By: Pathway Capital Management GP, LLC its general partner

By:	/s/ Canyon J. Lew
Name: Canyon J. Lew
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

Pathway Private Equity Fund XXXI Co-Inv, LP
By: PPEF Management XXXI Co-Inv LLC, its
General Partner
By: Pathway Capital Management, LP, its sole member
By: Pathway Capital Management GP, LLC, its
General Partner

By:	/s/ Canyon J. Lew
Name: Canyon J. Lew
Title: Managing Director

Pathway Private Equity Fund XXV, LP
By: PPEF Management XXV LLC, its General
Partner
By: Pathway Capital Management, LP, its Sole
Member
By: Pathway Capital Management GP, LLC, its general partner

By:	/s/ Canyon J. Lew
Name: Canyon J. Lew
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

Pathway Private Equity Fund XXIX, LP
By: PPEF Management XXIX LLC its General Partner
By: Pathway Capital Management, LP, its Sole Member
By: Pathway Capital Management GP, LLC, its general partner

By:	/s/ Canyon J. Lew
Name: Canyon J. Lew
Title: Managing Director

New York State Nurses Association Pension Plan
By:	Pathway Capital Management, LP, as Attorney-in-Fact
By:	Pathway Capital Management GP, LLC its general partner

By:	/s/ Canyon J. Lew
Name: Canyon J. Lew
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

Pathway Private Equity Fund Investors 10, LP
By: PPEF Management Investors 10 LLC, its General Partner
By: Pathway Capital Management, LP, its Sole Member
By: Pathway Capital Management GP, LLC, its general Partner

By:	/s/ Canyon J. Lew
Name: Canyon J. Lew
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

HL IMPACT HOLDING LP
By: HL Impact Fund GP LLC, its general partner

By:	/s/ Anthony Donofrio
Name:	Anthony Donofrio
Title:	Authorized Person

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

LEARN CAPITAL SPECIAL OPPORTUNITIES FUND I, L.P.
By:	Learn Capital Management I, LLC
Its:	General Partner

By:	/s/ Robert J. Hutter
Name: Robert J. Hutter
Title: Managing Member

LEARN CAPITAL SPECIAL OPPORTUNITIES FUND II, L.P.
By:	Learn Capital Management II, LLC
Its:	General Partner

By:	/s/ Robert J. Hutter
Name: Robert J. Hutter
Title: Managing Member

LEARN CAPITAL SPECIAL OPPORTUNITIES FUND V, L.P.
By:	Learn Capital Management V, LLC
Its:	General Partner

By:	/s/ Robert J. Hutter
Name: Robert J. Hutter
Title: Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

LEARN CAPITAL SPECIAL OPPORTUNITIES FUND VI, L.P.
By:	Learn Capital Management VI, LLC
Its:	General Partner

By:	/s/ Robert J. Hutter
Name: Robert J. Hutter
Title: Managing Member

LEARN CAPITAL SPECIAL OPPORTUNITIES FUND XVI, L.P.
By:	Learn Capital Management XVI, LLC
Its:	General Partner

By:	/s/ Robert J. Hutter
Name: Robert J. Hutter
Title: Managing Member

LEARN CAPITAL SPECIAL OPPORTUNITIES FUND XXIII, L.P.
By:	Learn Capital Management XXIII, LLC
Its:	General Partner

By:	/s/ Robert J. Hutter
Name: Robert J. Hutter
Title: Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

LEARN CAPITAL SPECIAL OPPORTUNITIES FUND XXVII, L.P.
By:	Learn Capital Management XXII, LLC
Its:	General Partner

By:	/s/ Robert J. Hutter
Name: Robert J. Hutter
Title: Managing Member

LEARN ALPHA ASSOCIATES LLC

By:	/s/ Robert J. Hutter
Name: Robert J. Hutter
Title: Managing Member

LEARN CAPITAL VENTURE PARTNERS II, L.P.
By:	Learn Capital Management II, LLC
Its:	General Partner

By:	/s/ Robert J. Hutter
Name: Robert J. Hutter
Title: Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EXHIBIT A

Schedule of Investors

American Funds Insurance Series – Global Small Capitalization Fund

BRV Special Opportunities Fund, SPC for and on behalf of the Class P Segregated Portfolio

California Institute of Technology

Emory University

G HSP LLC

G ERP LLC

G JBD LLC

G LTP LLC

G Squared Coursera II LLC

G Squared Coursera III LLC

G Squared Coursera LLC

G Squared Equity Management LP

G Squared IV, LP

G Squared IV, SCSp

G Squared Opportunities Fund I LLC

G Squared Opportunities Fund I, Series C-6

G Squared Opportunities Fund I, Series C-7

G Squared Opportunities Fund II LLC

G&H Partners

GSV Accelerate Fund I, L.P.

GSV Acceleration Fund I, LP

GSV@CS III, L.P.

HL Impact Holdings LP

A-1

International Finance Corporation

Kingfisher Equity Partners III, LP

KPCB Holdings, Inc., as nominee

The Lampert Foundation

Learn Alpha Associates LLC

Learn Capital Special Opportunities Fund I, L.P.

Learn Capital Special Opportunities Fund II, L.P.

Learn Capital Special Opportunities Fund V, L.P.

Learn Capital Special Opportunities Fund VI, L.P.

Learn Capital Special Opportunities Fund XVI, L.P.

Learn Capital Special Opportunities Fund XXIII, L.P.

Learn Capital Special Opportunities Fund XXVII, L.P.

Learn Capital Venture Partners II, L.P.

New Enterprise Associates 13, Limited Partnership

New Enterprise Associates 17, L.P.

New York State Nurses Association Pension Plan

The Northern Trust Company (as custodian for Future Fund Investment Company No.4 Pty Ltd)

Pathway Private Equity Fund CV-B, LP

Pathway Private Equity Fund Investors 10, LP

Pathway Private Equity Fund XXIX, LP

Pathway Private Equity Fund XXV, LP

Pathway Private Equity Fund XXXI Co-Inv, LP

Public Employees’ Retirement System of Nevada

SEEK International Investments Pty Ltd.

SMALLCAP World Fund, Inc.

A-2

SuRo Capital Corp.

Times Internet Inc.

The Trustees of the University of Pennsylvania

WindyHill LLC

A-3